EXHIBIT 10.58




















                          THE CITY OF BETHANY, OKLAHOMA

                                       and

                           THE BETHANY HOSPITAL TRUST

                                       and

                  BETHANY GENERAL HOSPITAL through the HOSPITAL
                     BOARD OF THE CITY OF BETHANY, OKLAHOMA

                                     Lessor

                                       and

                       BETHANY PSYCHIATRIC HOSPITAL, INC.

                                     Lessee


                                      LEASE


                          Dated as of December 9, 1985

                      Property Located at Bethany, Oklahoma








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                                                                   EXHIBIT 10.58








                                    L E A S E


                  LEASE, dated as of December 9, 1985, between THE CITY OF BETHANY, OKLAHOMA, a municipal corporation ("City"),
THE BETHANY HOSPITAL TRUST, a Public Trust created under the laws of the State of Oklahoma ("Trust"), and BETHANY GENERAL HOSPITAL through THE HOSPITAL BOARD OF THE CITY OF BETHANY, OKLAHOMA, a body created by ordinance of the City pursuant to 11 0.S. Sec.30-102 ("Board"), with City, Trust and Board being hereinafter collectively called "Lessor" and BETHANY PSYCHIATRIC HOSPITAL, INC., an Oklahoma corporation
("Lessee").

                                    RECITALS:

                  WHEREAS, City is the owner of the real property in Oklahoma County, Oklahoma, described on Exhibit "A" attached hereto (the "Land"), and

                  WHEREAS, by Amended Lease Agreement dated
September 16, 1969 (the "City Lease"), City leased the Land to the Trust, and

                  WHEREAS, the Trust and the Board entered into a Contract dated March 23, 1967 (the "Contract") relating to the management of Bethany General Hospital (the "Hospital") located on the Land, and

                  WHEREAS, under date of August 29, 1985, the Trust, the City and the Board entered into a Management Agreement with Lessee (the "Management Agreement") pertaining to the construction of a twenty bed psychiatric pavilion on a part of the Land, the remodeling of 6,442 square feet of the Hospital and the operation of the pavilion and the remodeled portion of the hospital as a forty bed psychiatric unit, and

                  WHEREAS, pursuant to the terms of and as partial consideration for the Management Agreement, the City, the Trust and the Board agree to lease a portion of the Land to the Lessee.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:


                  1. Definitions. Capitalized terms used herein which are defined in the Management Agreement shall have the respective meanings set forth in the Management Agreement,



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unless otherwise defined herein. Terms defined in the
foregoing recitals shall have the meanings set forth therein and, in addition, the following terms shall have the follow ing meanings:

                           Building Area:  The term Building Area shall
                  mean the tract of land containing 14,578.29 square feet or .34 acres, more or less, described on Exhibit "B" attached hereto upon which Lessee is to construct the psychiatric pavilion as provided in the Management Agreement.

                           Parking Area:  The term Parking Area shall
                  mean the tract of land described on Exhibit "C" attached hereto which is adjacent to the Building Area and is to be used for parking in connection with the psychiatric pavilion.

                           Common Areas:  The term Common Areas shall
                  mean parking areas, roadways, pedestrian sidewalks, landscape areas, and all other areas or improvements on the Land which may, from time to time, be provided by the Lessor for the convenience and use of patients, visitors and tenants of the Hospital and their respective invitees.

                           Leased Premises:  The term Leased Premises
                  shall mean: (a) the Building Area, (b) the Parking Area, (c) all the rights, easements and appurte nances belonging and usually had and enjoyed in connection with the Building Area and the Parking Area, and (d) the use, in common with others to whom Lessor has granted or may hereafter grant rights to use the same, of the Common Areas.

                           Depositary:  The Depositary shall be a bank
                  or trust company, appointed by Lessor, having its principal office in Oklahoma City or Bethany, Oklahoma, and having a combined capital, surplus and undistributed profits (according to its most recent published statement) of at least
                  $5,000,000.

                           First Mortgagee:  the holder, from time to
                  time, of the First Mortgage.

                           Insurance Requirements:  all terms of an
                  insurance policy covering or applicable to the Leased Premises or any part thereof, all require ments of the issuer of any such policy and all



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                  orders, rules, regulations and other requirements
                  of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Leased Premises or any part thereof or any use or condition of the Leased Premises or any part thereof.

                           Lease:  this Lease, as at the time amended,
                  modified or supplemented.

                           Lease Term:  as defined in Section 2.

                           Legal Requirements:  all laws, statutes,
                  codes, acts, ordinances, orders, judgments, de crees, injunctions, rules, regulations, permits, licenses, authorizations, directions and require ments of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Leased Premises or any part thereof.

                           Lessee's Equipment:  all equipment, furniture
                  and furnishings and any additions or replacement thereto which are owned by the Lessee, for which the Lessee has not been repaid under the Terms of the Management Agreement and are to be located on the Land.

                           First Mortgage:  a first mortgage of Lessee's
                  interest under this Lease as provided for in
                  Section 19.

                           Taking:  a taking during the Lease Term of
                  all or any part of the Leased Premises or any leasehold or other interest therein or right accruing thereto, as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Leased Premises or any part thereof.

                           Unavoidable Delays:  Delays due to strikes,
                  acts of God, governmental restrictions, enemy action, riot, civil commotion, fire, unavoidable casualty or other causes beyond the control of Lessee.

                           Improvements:  As defined in Section 4.




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                                                                               4




                           Impositions:  As defined in Section 8.

                  2. Property; Lease Term. Upon and subject to the conditions and limitations set forth below, Lessor leases to Lessee, and Lessee rents from Lessor, the Leased
Premises.

                  TO HAVE AND TO HOLD for a term commencing on December 9, 1985, and expiring at midnight on December 9, 1988, unless the term of this Lease ("Lease Term") shall sooner terminate as hereinafter provided. Provided, however, the term of this Lease shall be automatically extended for five (5) additional three (3) year periods unless Lessee gives written notice to Board no later than one hundred twenty (120) days prior to the end of the initial term or any three (3) year extension that it does not wish there to be an automatic extension.

                  3. Rent. The execution and delivery by Lessee of the Management Agreement and the completion of construction of the psychiatric pavilion as therein provided constitutes prepaid rent for the entire term hereof, including all renewals. PROVIDED, HOWEVER, in the event the Management Agreement shall terminate prior to the end of the Lease Term then beginning with the first day of the first calendar month following termination of the Management
Agreement, the Lessee shall pay as additional rent monthly in advance on the first day of each calendar month the sum of Four Thousand One Hundred Sixty-Six and 67/100 Dollars
($4,166.67).

                  4. Ownership of Improvements. Prior to termina tion of this Lease the improvements constructed by Lessee on the Land (the Improvements) shall be and remain the property of Lessee. On termination of the Lease Term, whether by expiration of time or otherwise, title to the Improvements shall be surrendered to and the Improvements shall become the full and absolute property of the City without further action by the Lessor or the Lessee. The Lessee's interest in this Lease and all of the Lessee's right, title and interest in and to the Improvements shall be non-separable, and any attempt to transfer, mortgage, assign, convey or otherwise encumber in whole or in part either of such interests shall be void and ineffective (whether by act of the Lessee, judicial decrees, judgment or otherwise) unless there shall be a complete transfer, mortgage, assignment or encumbrance to the same party of the Lessee's interest under this Lease and the Lessee's interest in he Improvements. Any severance resulting from the Lessee's title to the Improvements shall not change the character of the Improvements as real property.



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                                                                               5




                  5. Use of Property. Prior to the termination of the Management Agreement, Lessee shall use the Leased
Premises for the purposes of providing psychiatric and chemical dependency services and psychiatric and chemical dependency ancillary therapy and office space, as provided for in the Management Agreement. After termination of the Management Agreement, the Leased Premises may be used for any lawful hospital related purpose.

                  6. Maintenance and Repairs. Lessor, at its expense and as a Direct Operating Expense billable to the Unit in accordance with the Management Agreement, will keep the Building Area and Improvements in good safe and clean order and condition and will promptly make all necessary or appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen. In the event the Management Agreement shall terminate prior to the end of the Lease Term, such maintenance and repair shall be the responsibility of Lessee, and the cost thereof shall be a credit against rent due hereunder. Lessee will give Lessor ten (10) days prior written notice before incurring an expense in excess of $5,000.00 which it intends to credit against rent.

                  7. Removal or Demolition of Improvements; Alter ations and Additions. Lessee shall have the right to make alterations, additions and changes in any of the Improvements so long as such do not materially or substantially decrease the value of the same.

                  8. Impositions. Subject to Section 11 relating to contests, Lessor and Lessee will pay as a Direct
Operating Expense payable from the revenues of the Unit all taxes and assessments ("Impositions") against their respective interests in the Leased Premises during the term hereof before any interest, penalty, fine or cost may be added for non-payment, and will furnish to the other party for inspection within 30 days after written request, official receipts of the appropriate taxing authority or other proof satisfactory to such other party evidencing such payment. In the event the Management Agreement shall terminate prior to the end of the Lease Term, such taxes and assessments shall, subject to Section 11, be paid by Lessee.
In the event the Management Agreement is terminated prior to the end of the Lease Term, if by law any Imposition may be paid in installments, Lessee shall be obligated to pay only those installments as they become due from time to time before any interest, penalty, fine or cost may be added thereto; and any Imposition relating to the fiscal period of the taxing authority, part of which is included within the



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term of this Lease and a part of which extends beyond such
term shall be apportioned between Lessor and Lessee as of the expiration of the term of this Lease.

                  9. Compliance with Requirements, etc. Subject to Section 11 relating to contests, each of Lessor and Lessee, at its own expense, will, to the extent applicable to their respective use of and activities in, and obligations hereunder with respect to, the Leased Premises, promptly and diligently (a) comply with all Legal
Requirements and Insurance Requirements, and (b) procure, maintain and comply with all permits, licenses, franchises and other authorizations required for any use of the Leased
Premises or any part thereof then being made, and for the proper erection, installation, operation and maintenance of the Improvements.

                  10. Liens, etc. Lessee will not directly or indirectly create or permit to remain, and will discharge any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other title retention agreement with respect to the Leased Premises or any part thereof, other than (a) this Lease (b) a First Mortgage, and related security documents in accordance with section 19,
(c) while the Management Agreement is in effect, liens for any Impositions and thereafter, liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for non-payment, or being contested as permitted by Section 11, (d) subject to section
11, liens of mechanics, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums which under the terms of the related contracts are not at the time due, provided that adequate provision for the payment thereof shall have been made, and
(e) liens created by Lessor.

                  11. Permitted Contests. Lessor or Lessee, at its own expense, may contest by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or Insurance Requirement provided that (a) such party shall first make all contested payments, under protest if it desires, unless such proceed ings shall suspend the collection thereof from Lessor, and from the Leased Premises, (b) neither the Leased Premises nor any part thereof or interest therein would be in any danger of being sold, forfeited, lost or interfered with, and (c) in the case of any Legal Requirement, Lessor and/or
Lessee would not be in any danger of any additional civil or any criminal liability for failure to comply therewith and



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the Leased Premises would not be subject to the imposition
of any lien as a result of such failure.

                  12. Utility Services; Lessor Maintenance. Subject to Section VIC. of the Management Agreement, Lessor will pay or cause to be paid all charges for all public or private utility services and protective services at any time rendered to or in connection with the Leased Premises or any part thereof, will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services. After termination of the Management Agreement, Lessee will reim burse Lessor monthly, within ten (10) days after written request, for Lessor's actual cost of providing such services. Lessor's request for reimbursement shall contain supporting calculations and other information reasonably requested by Lessee, have attached thereto invoices and other supporting data and be certified as correct by a Certified Public Accountant acceptable to Lessee. Lessor will maintain the Common Area and the Parking Area.

                  13. Quiet Enjoyment. Lessor covenants that Lessor is the owner of fee simple title to the Leased
Premises free of all liens and encumbrances and that Lessee, upon performing and complying with all covenants, agreements, terms and conditions of this Lease on its part to be performed or complied with, shall not be hindered or molested in its enjoyment of the Leased Premises.

                  14.      Insurance.

                           14.1     Risks.  The Lessee shall keep all Im
provements insured against loss or damage by fire and other hazards. Each of Lessor and Lessee shall provide liability insurance for personal injury and death and property damage for the benefit of Lessor and Lessee. Lessee shall provide appropriate workmen's compensation or other insurance against liability arising from claims of workmen in respect of and during the period of any work on or about the Leased
Premises. During the term of the Management Agreement, costs of such insurance shall be Direct Operating Expenses payable from the revenue of the Unit.

                           14.2     Coverage. The Lessee shall maintain fire
and extended coverage insurance in an amount of full replacement cost with "agreed amount" and "inflation guard" endorsements and with deductible not to exceed $1,000, or in such greater amount or other terms as First Mortgagee may require, which policy shall be written by a company or companies having a Best's rating of A: IX or better. The cost of such insurance shall be a Direct Operating Expense



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payable from the revenue of the Unit. Each of Lessor and
Lessee shall carry liability insurance in the amount required by the Oklahoma Political Subdivisions Tort Claims
Act.

                           14.3     Policy Forms.  All policies of insurance
to be furnished hereunder shall be in forms, companies and amounts satisfactory to First Mortgagee, with Standard
Mortgage Clauses attached to all policies in favor of and in form satisfactory to First Mortgagee, including provisions requiring that the coverage evidenced thereby shall not be terminated or materially modified without thirty (30) days' prior written notice to Lessor, Lessee and First Mortgagee.

                           14.4     Policy Provisions.  All insurance main
tained pursuant to this section shall (a) include an effec tive waiver by the insurer of all rights of subrogation against any named insured or such insured's interest in the Leased Premises or any income derived therefrom; and (b) provide that any losses shall be payable notwithstanding any act or failure to act or negligence of Lessor or Lessee or any other Person.

                  All policies of insurance provided for shall name Lessor, Lessee and the First Mortgagee as insurers as their respective interests may appear.

                  Lessee, at its sole cost and expense, shall main tain such other insurance and in such amounts as may from time to time be reasonably required by First Mortgagee.

                  A Standard Mortgagee Clause naming each Leasehold Mortgagee as additional insured (on its own behalf and on behalf of any Institutional Lenders which it may represent) and the Leasehold Mortgagee whose Leasehold Mortgage is prior in lien as sole loss payee shall be added to any and all insurance policies required to be carried by Lessee hereunder. At or prior to the commencement of the Lease term and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore fur nished pursuant to this Agreement, originals of the policies
(or, in the case of blanket insurance policies and general public liability insurance policies, certificates of the insurers) bearing notations evidencing the payment of premi ums or accompanied by other evidence of such payment satis factory to Lessor or Lessee, as the case may be, and First
Mortgagee, shall be delivered to First Mortgagee with copies thereof certified as true and correct delivered to Lessor or Lessee, as the case may be.



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                  15.      Damage to or Destruction of Property.

                           15.1     Lessee to Give Notice.  In case of any
material damage to or destruction of the Leased Premises or any part thereof, Lessee will promptly give written notice thereof to Lessor and First Mortgagee, generally describing the nature and extent of such damage or destruction.

                           15.2     Restoration.  Except as provided in
Section 15.4 below, in case of any damage to or destruction of the Improvements or any part thereof, Lessee, at its expense, shall promptly commence and complete (subject to Unavoidable Delays) the restoration, replacements or rebuilding of the Improvements as nearly as possible to its value, condition and character immediately prior to such damage or destruction, with such alterations and additions as may be made at Lessee's election pursuant to and subject to the terms of section 7 (such restoration, replacement, rebuilding, alterations and additions, together with any temporary repairs and property protection pending completion of the work, being herein called "Restoration").

                           15.3     Application of Insurance Proceeds.
Insurance proceeds received on account of any damage to or destruction of the Leased Premises or any part thereof shall be paid to the First Mortgagee, if any, to be applied in accordance with the then existing credit agreement between Lessee, First Mortgagee and other creditors named therein.
If there is no First Mortgage, then said proceeds shall be held by a Depositary and applied as follows:

                                    (a)     If Lessee is obligated to or elects
                           to rebuild, the proceeds shall be paid to Lessee or as Lessee may direct, from time to time as Restoration progresses, to pay (or reimburse Lessee for) the cost of Restoration in the manner and under the conditions that the Lessor may require, including, without limitation; (i) approval of plans and specifications of such work before such work shall be commenced, (ii) suitable completion or performance bonds and Builder's All Risk insurance, (iii) The Improvements shall be so restored or rebuilt as to be of at least equal value as prior to such damage or destruction, and (iv) written request of Lessee accompanied by evidence, satisfactory to Lessor, that the amount requested has been paid or is then due and payable and is properly a part of such cost. Upon receipt by Lessor of evidence satisfactory to it that



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                           Restoration has been completed and the cost
                           thereof paid in full, and that there are no mechanics' or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such proceeds shall be paid to the Lessee or as Lessee may direct.

                                    (b)     If Lessee is not obligated to and
                           does not elect to rebuild, said insurance proceeds shall be paid to Lessee, or as Lessee may direct.

                           15.4     Limits on Obligation to Restore.

                                    (a)     In the event of damage or
                           destruction of 50% or greater at any time or damage or destruction of 25% or greater during the last year of the initial term or any renewal term, Lessee at its option may terminate this Lease by written notice to Lessor within sixty (60) days following such damage or destruction as of a date specified in such notice within ninety (90) days of such damage or destruction. Upon such termination, Lessee shall have no liability to restore the Leased Premises.

                                    (b)     So long as there is a First
                           Mortgagee, Lessee's obligation in Section 15.2 shall only apply if and to the extent said First Mortgagee shall make funds for such purpose available to Lessee in accordance with the terms of the then existing credit agreement between Lessee and such First Mortgagee, and other creditors named therein. If Lessee is not obligated to restore the Leased Premises as a result of the operation of this paragraph 15.4(b) then (i) this Lease shall terminate at the option of either party and upon such termination Lessee shall remove to the surface elevation of the adjoining ground all debris and restore the Leased Premises as nearly as practical to their condition prior to the erection of the Improvements. Provided, however, Lessee shall not be responsible for removal of concrete slab, paving or underground utility lines.



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                  16.      Taking.

                           16.1     Lessee to Give Notice, etc.  In case of
a Taking of all or any part of the Leased Premises or the commencement of any proceedings or negotiations which might result in such Taking, Lessee will promptly give written notice thereof to Lessor and First Mortgagee, generally describing the nature and extent of such Taking or the nature of such proceedings and negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. Lessor and Lessee may each file and prosecute their respective claims for an award, but all awards and other payments on account of a Taking shall be paid to the Depositary, except as provided in the first sentence of Section 16.4 below.

                           16.2     Total Taking.  In case of a Taking
(other than for temporary use) of the fee of the entire
Leased Premises, this Lease shall terminate as of the date of such Taking. In case of a Taking (other than for temporary use) of, (a) such perpetual easement on the entire
Leased Premises, or (b) such a substantial part of the Leased Premises, as shall result, in the good faith judgment of Lessee, in the Leased Premises remaining after such Taking (even if Restoration were made) being unsuitable for Lessee's use, or (c) a Taking of 25% or greater during the last year of the initial term or any renewal term, Lessee may, at its option, terminate this Lease by written notice to Lessor given within 60 days after such Taking, as of a date specified in such notice within 90 days after such Taking. Any Taking of the character referred to in this
Section 16.2, which results in the termination of this Lease, is referred to as a "Total Taking". No such termination shall terminate the right of Lessee or First
Mortgage with respect to awards or other payments on account of a Taking.

                           16.3     Partial Taking.  In case of a Taking of
the Leased Premises other than a Total Taking, (a) this Lease shall remain in full force and effect as to the portion of the Leased Premises remaining immediately after such Taking, (b) rent shall be reduced pro-rata, based on the Lessee's reduced interest based on the number of operational beds, and (c) Lessee, at its expense, will promptly commence and complete, subject to Unavoidable
Delays, Restoration of the Leased Premises as nearly as possible to its value, condition and character immediately prior to such Taking, except for any reduction in area caused thereby, provided that, in case of a Taking for temporary use, Lessee shall not be required to effect
Restoration until such Taking is terminated. So long as



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there is a First Mortgagee, Lessee's obligation to restore
shall only apply if and to the extent that said First
Mortgagee shall make funds for such purpose available to Lessee in accordance with the terms of the then existing credit agreement between Lessee and such First Mortgagee.

                           16.4     Application of Awards and Other
Payments. Awards and other payments on account of a Taking shall be paid to the First Mortgagee, if any, to be applied in accordance with the then existing credit agreement between Lessee, First Mortgagee and other creditors named therein. If there is no First Mortgagee, then said awards and other payments shall be applied as follows:

                                    (a)     Net awards and payments received on
                           account of a Taking other than a Taking for temporary use or a Total Taking shall be held and applied to pay the cost of Restoration of the Property, such application to be made substantially as provided in paragraph (a) of section 15.3, with respect to insurance
                           proceeds. The balance, if any, shall be paid to Lessee.

                                    (b)     Net awards and payments received on
                           account of a Taking for temporary use shall be paid to the Lessee, provided that, if any portion of any such award or payment is made by reason of any damage to or destruction of the Leased Premises such portion shall be held and applied as provided in the first sentence of paragraph (a) of this Section
                           16.4.

                                    (c)     Net awards and payments received on
                           account of a Total Taking shall be allocated as follows:

                                            First:  There shall be paid to
                                    Lessor an amount equal to the fair
                                    market value of the improved Building
                                    Area as determined by an appraisal.

                                            Second:  Any remaining balance
                                    shall be paid to Lessee.

                  Not more than thirty (30) days after any Taking referred to in paragraph (c) of this Section 16.4, Lessor shall cause a member of The American Institute of Real
Estate Appraisers, or an organization that is a successor thereto, or in the event no such organization exists, an



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organization of appraisers substantially similar thereto,
(hereinafter "MAI Appraiser") to determine the value of the interest of Lessor as required by the provisions of such paragraph. Lessor's appraisal shall be the value if Lessee does not (a) within ten (10) days after receipt of notice of Lessor's appraisal employ an MAI Appraiser to determine the value and (b) within thirty (30) days after the effective date of notice of such objection submit to Lessor Lessee's appraisal and a written summary of the methods used and data collected to make the determination. If Lessor's and Les see's appraisal differ by less than ten percent (10%), they shall be averaged. If they differ by more than ten percent (10%), the two appraisers shall jointly appoint a third MAI Appraiser. The appraisal that among the three is furthest from the median of the appraisals shall be disregarded and the mean average of the other two shall be the value and binding upon Lessor and Lessee. Lessor and Lessee shall each pay one-half (1/2) of the expense of all appraisals.

                           16.5     First Mortgagee Participation.  The
First Mortgagee, if any, shall have the right to participate in all proceedings and negotiations described in Section
16.1.

                  17. Right to Perform Lessee's Covenants. In the event that Lessee shall fail to perform any act required hereunder to be performed by Lessee, then Lessor or First
Mortgagee may, but shall be under no obligation to, after such notice to Lessee, if any, as may be reasonable under the circumstances, perform such act with the same effect as if made or performed by Lessee. Entry by Lessor or First
Mortgagee upon the Leased Premises for such purpose shall not waive or release Lessee from any obligation or default hereunder (except in the case of any obligation or default which shall have been fully performed or cured by Mortgagee). Lessee shall reimburse Lessor and First
Mortgagee for all sums so paid by Lessor or First Mortgagee and all costs and expenses incurred by Lessor and First
Mortgagee in connection with the performance of any such act. Any amount not reimbursed to the Lessor within ten (10) days after demand may be deducted from payments due to the Lessee under the Management Agreement.

                  18. Right to Perform Lessor's Covenants. In the event that Lessor shall fail to pay any sum or perform any act required hereunder to be paid or performed by Lessor, then Lessee may, but shall be under no obligation to, after such notice to Lessor as may be reasonable under the circumstances, pay such sum or perform such act with the same effect as if performed by Lessor. Lessor shall reimburse
Lessee for all sums so paid by Lessee and all costs and expenses incurred by Lessee in the performance of any such act. Any amount not reimbursed within ten (10) days after demand may be deducted from rent, or from payments due to Lessor under the Management Agreement.

                  19.      Leasehold Mortgages.

                                    (a)     Leasehold Mortgage Authorized

                                    Without Lessor's prior consent Lessee
                  may mortgage or otherwise encumber Lessee's leasehold estate created by this Lease and including all, Improvements (the "Leasehold
                  Estate") to or for the benefit of the Lenders, to secure an amount not to exceed the amount of $1,700,000.00 plus accrued interest, or to replace, restructure, refinance, refund or renew such mortgage (including, without limitation such replacement, restructure or refinancing involving a mortgagee as trustee, agent or other representative capacity to secure notes or bonds or other obligations issued by Lessee), under a Leasehold Mortgage and assign this Lease as security for such Mortgage or Mortgages. Any other Leasehold Mortgage shall require prior written consent of the Board.

                           (b)      Notice to Lessor

                                    (i) (1) If Lessee shall on one or more
                  occasions mortgage or otherwise encumber Lessee's Leasehold Estate to or for the benefit of one or more Institutional Lenders, and if the holder of such Leasehold Mortgage shall provide Lessor with notice of such Leasehold Mortgage together with a copy of such Leasehold Mortgage and the name and address of the Leasehold Mortgagee, Lessor and Lessee agree that, following receipt of such notice by Lessor, the provisions of this Section
                  19 shall apply in respect to each such Leasehold
                  Mortgage.

                                    (2) In the event of any assignment of a
                  Leasehold Mortgage or in the event of a change of address of a Leasehold Mortgagee or of any Assignee of such Leasehold Mortgage, notice of the new name and address shall be provided to Lessor.

                                    (ii) Lessor shall promptly upon receipt
                  of a communication purporting to constitute the notice provided for by subsection (b)(i) above acknowledge receipt of such communication as constituting the notice provided for by subsection
                  (b)(i) above and agree to be bound by the provi sions of the Lease for the benefit of the Leasehold Mortgagee by an instrument in recordable form or, in the alternative, notify the Lessee and the Leasehold Mortgagee of the rejection of such communication as not conforming with the provisions of subsection (b)(i) and specify the specific basis of such rejection.

                                    (iii) After Lessor has received the
                  notice provided for by subsection (b)(i) above, the Lessee, upon being requested to do so by Lessor, shall with reasonable promptness provide Lessor with copies of the note or other obligation secured by such Leasehold Mortgage and of any other documents pertinent to the Leasehold
                  Mortgage as specified by the Lessor. If requested to do so by Lessor, the Lessee shall thereafter also provide the Lessor from time to time with a copy of each amendment or other modification or supplement to such instruments. All recorded documents shall be accompanied by the appropriate certification of the applicable Recording Office as to their authenticity as true and correct copies of official records and all nonrecorded documents shall be accompanied by a certification by Lessee that such documents are true and correct copies of the originals. From time to time upon being requested to do so by Lessor, Lessee shall also notify Lessor of the date and place of recording and other pertinent recording data with respect to such instruments as have been recorded. Neither Lessee's failure to provide any of the documents described above certified as so provided, nor any other act or omission by Lessee shall affect the validity of a Leasehold Mortgage or the Leasehold Mortgagee's exercise of its rights under this Lease or the Leasehold Mortgage.

                           (c)      Definitions

                                    (i)     The term "Institutional Lender(s)"
                  as used in this Section 19 shall refer to a savings bank, savings and loan association, commercial bank, trust company, credit union, insurance company, educational institution, real estate investment trust or pension fund, in each case whether acting for itself or as agent or trustee or other representative capacity for the holders of notes, bonds or other obligations of Lessee. The term "Institutional Lender(s)" shall also include other lenders of substance which perform functions similar to any of the foregoing, and which have assets in excess of fifty million dollars ($50,000,000) at the time the Leasehold
                  Mortgage loan or obligation is made or incurred.

                                    (ii)    The term "Leasehold Mortgage" as
                  used in this Section 19 shall include a mortgage, a deed of trust, a deed to secure debt, assignment of rents and profits or other security instrument by which Lessee's Leasehold Estate is mortgaged, conveyed, assigned, or otherwise encumbered, to secure a debt or other obligation.

                                    (iii)  The term "Leasehold Mortgagee" as
                  used in this Section 19 shall refer to any holder of a Leasehold Mortgage, whether for itself or in a representative capacity, in respect to which the notice provided for by subsection (b) of this
                  Section 19 has been given and received and as to which the provisions of this Section 19 are applicable.

                           (d)      Consent of Leasehold Mortgagee Required

                  No termination, surrender or modification of this Lease by Lessor and/or Lessee whether pursuant to Section 2, 15 or 16 or otherwise (other than a termination by Lessor after an Event of Default made in accordance with the provisions of this Section 19) shall be effective unless consented to in writing by all Leasehold Mortgagees.

                           (e)      Default Notice

                  Lessor, upon providing Lessee any notice of: (i) default under this Lease, or (ii) a termination of this Lease, or (iii) a matter on which Lessor may predicate or claim a default, shall at the same time provide a copy of such notice to every Leasehold Mortgagee. No such notice by Lessor to Lessee shall be deemed to have been duly given unless and until a copy thereof has been so received by every Leasehold Mortgagee. From and after such notice has been received by every Leasehold Mortgagee, such Leasehold
Mortgagee shall have the same period, after the giving of such notice upon it, for remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is given Lessee after the giving of such notice to Lessee, plus in each instance, the additional period of time specified in subsections (f) and (g) of this Section 19 to remedy, commence remedying or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice. Lessor shall accept such performance by or at the instigation of such Leasehold Mortgagee as if the same had been done by Lessee. Lessee authorizes each Leasehold
Mortgagee to take any such action at such Leasehold
Mortgagee's option and does hereby authorize entry upon the Leased Premises by the Leasehold Mortgagee for such purpose.

                           (f)      Notice to Leasehold Mortgagee

                                    (i)     Anything contained in this Lease to
                  the contrary notwithstanding, if any default shall occur which entitles Lessor to terminate this Lease, Lessor shall have no right to terminate this Lease unless, following the expiration of the period of time given Lessee to cure such default or the act or omission which gave rise to such default, Lessor shall notify every Leasehold
                  Mortgagee of Lessor's intent to so terminate at least 30 days in advance of the proposed effective date of such termination if such default is capable of being cured by the payment of money, and at least 45 days in advance of the proposed effective date of such termination if such default is not capable of being cured by the payment of money. The provisions of subsection (g) below of this Section 19 shall apply if, during such 30- or 45-day termination notice period, any Leasehold
                  Mortgagee shall:

                                    (1)     notify Lessor of such Leasehold
                  Mortgagee's desire to nullify such notice, and

                                    (2)     pay or cause to be paid all rent,
                  additional rent, and other payments then due and in arrears as specified in the Termination Notice to such Leasehold Mortgagee and which may become due during such 30- or 45-day period, and

                                    (3)     comply or in good faith, with
                  reasonable diligence and continuity, commence to comply with all nonmonetary requirements of this Lease then in default and reasonably susceptible of being complied with by such Leasehold
                  Mortgagee; provided, however, that such Leasehold Mortgagee shall not be required during such 45-day period to cure or commence to cure any default consisting of Lessee's failure to satisfy and discharge any lien, charge or other encumbrance against the Lessee's interest in this Lease or the Leased Premises junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee.

                                    (ii)    Any notice to be given by Lessor to
                  a Leasehold Mortgagee pursuant to any provision of this Section 19 shall be deemed properly addressed if sent to the Leasehold Mortgagee who served the notice referred to in subsection (b)(i)(l) unless notice of a change of Leasehold Mortgage ownership has been given to Lessor pursuant to subsection
                  (b)(i)(2).

                           (g)      Procedure On Default

                                    (i)     If Lessor shall elect to terminate
                  this Lease by reason of any default of Lessee, and a Leasehold Mortgagee shall have proceeded in the manner provided for by subsection (f) of this
                  Section 19, the specified date for the termination of this Lease as fixed by Lessor in its Termination Notice shall be extended for a period of six months, provided that such Leasehold
                  Mortgagee shall, during such six-month period:

                                    (1)     Pay or cause to be paid the rent,
                  additional rent and other monetary obligations of Lessee under this Lease as the same become due, and continue its good faith efforts to perform all of Lessee's other obligations under this Lease, excepting (A) obligations of Lessee to satisfy or otherwise discharge any lien, charge or other encumbrance against Lessee's interest in this Lease or the Leased Premises junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee and (B) nonmonetary obligations then in default and not reasonably susceptible of being cured by such Leasehold
                  Mortgagee (which shall include Section 20(c) and
                  20(d), without limitation)

                                    (2)     if not enjoined or stayed or
                  otherwise prohibited by legal process, take steps to acquire or sell Lessee's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

                                    (ii)    If at the end of such six (6) month
                  period such Leasehold Mortgagee is complying with subsection (g)(i), this Lease shall not then terminate, and the time for completion by such Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed or otherwise prohibited by legal process and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Lessee's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this subsection (g) of this Section 19, however, shall be construed to extend this Lease beyond the original term thereof as extended by any options to extend the term of this Lease properly exercised by Lessee or a Leasehold Mortgagee in accordance with Section 19, nor to require a Leasehold Mortgagee to continue such foreclosure proceedings after the default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Lease had not defaulted under this Lease.

                                    (iii) If a Leasehold Mortgage is
                  complying with subsection (g)(i) of this Section 19, upon the acquisition of Lessee's Leasehold Estate herein by such Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise, this Lease shall continue in full force and effect as if Lessee had not defaulted under this Lease.

                                    (iv)    For the purpose of this Section 19,
                  the making of a Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this Lease or the Leasehold Estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed top be an assignee or transferee of this Lease or of the Leasehold Estate hereby created so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of the Lessee to be performed hereunder, but the purchaser at any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the Leasehold Estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be an assignee or transferee within the meaning of this Section 19, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of the Lessee to be performed hereunder from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of the Leasehold Estate. If the Leasehold Mortgagee shall become holder of the Leasehold Estate and if the Improvements shall have been or become materially damaged on, before or after the date of such purchase and assignment, the Leasehold
                  Mortgagee or its designee shall be obligated to repair, replace or reconstruct the Improvements if Lessee is obligated to do so under Section 15, only to the extent of the net insurance proceeds received by the Leasehold Mortgagee or its designee by reason of such damage. However, should such net insurance proceeds be insufficient to repair, replace or reconstruct the building or other improvements to the extent required by
                  Section 15 and should the Leasehold Mortgagee or its designee choose not to fully reconstruct the Improvements to the extent required by said
                  Section 15 such failure shall constitute an event of default under this Lease.

                                    (v)     Any Leasehold Mortgagee or other
                  acquirer of the Leasehold Estate of Lessee pursuant to foreclosure, assignment in lieu of foreclosure or other proceedings may, upon acquir ing Lessee's Leasehold Estate, without further consent of Lessor, sell and assign the Leasehold
                  Estate on such terms and to such persons and organizations as are acceptable to such Leasehold Mortgagee or acquirer and thereafter be relieved of all obligations under this Lease; provided that such assignee has delivered to Lessor its written agreement to be bound by all of the provisions of this Lease.

                                    (vi)    Notwithstanding any other
                  provisions of this Lease, any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignment or transfer of this Lease and of the Leasehold Estate hereby created in lieu of the foreclosure of any Leasehold

                  Mortgage shall be deemed to be a permitted sale, transfer or assignment of this Lease and of the Leasehold Estate hereby created.

                           (h)      New Lease

                  In the event of the termination of this Lease for any reason whatsoever, including, without limitation, due to a default by Lessee under this Lease or a rejection of this Lease by Lessee as debtor-in-possession or by Lessee's trustee in bankruptcy, Lessor shall, in addition to providing the notices of default and termination as required by subsections (e) and (f) above of this Section 19, provide each Leasehold Mortgagee with written notice that the Lease has been terminated, together with a statement of all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, then known to Lessor. Lessor agrees to enter into a new lease
("New Lease") of the Leased Premises with such Leasehold
Mortgagee or its designee for the remainder of the term of this Lease, effective as of the date of termination, at the rent and additional rent, and upon the terms, covenants and conditions (including all options to renew but excluding requirements which are not applicable or which have already been fulfilled) of this Lease, provided:

                                    (i)     Such Leasehold Mortgagee shall make
                  written request upon Lessor for such New Lease within 60 days after the date such Leasehold
                  Mortgagee receives Landlord's Notice of
                  Termination of this Lease given pursuant to this subsection (h).

                                    (ii)    Such Leasehold Mortgagee or its
                  designee shall pay or cause to be paid to Lessor at the time of the execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorneys' fees, which Lessor shall have incurred by reason of such termination and the execution and delivery of the New Lease and which have not otherwise been received by Lessor from Lessee or other party in interest under Lessee. Upon the execution of such New
                  Lease, Lessor shall allow to the Lessee named therein as an offset against the sums otherwise due under this subsection (h)(ii) or under the New
                  Lease, an amount equal to the net income derived by Lessor from the Leased Premises during the period from the date of termination of this Lease to the date of the beginning of the Lease term of such New Lease. In the event of a controversy as to the amount to be paid to Lessor pursuant to this subsection (h)(ii), the payment obligation shall be satisfied if Lessor shall be paid the amount not in controversy, and the Leasehold
                  Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the rate of 10% per annum.

                                    (iii)  Such Leasehold Mortgagee or its
                  designee shall agree to remedy any of Lessee's defaults of which said Leasehold Mortgagee was notified by Lessor's Notice of Termination and which are reasonably susceptible of being so cured by Leasehold Mortgagee or its designee. Provided, however, that such Leasehold Mortgagee or its designee shall not be required to cure any default consisting of Lessee's failure to satisfy and discharge any lien, charge or other encumbrance against the Lessee's interest in this Lease or the Leased Premises junior in priority to the lien of the Leasehold Mortgage held by the Leasehold
                  Mortgagee.

                                    (iv)    Any New Lease made pursuant to this
                  subsection (h) and any renewal lease entered into with a Leasehold Mortgagee shall be prior to any mortgage or other lien, charge or encumbrance on the fee of the Leased Premises and the Lessee under such New Lease shall have the same right, title and interest in and to the Leased Premises and the buildings, improvements and fixtures thereon as Lessee had under this Lease.

                                    (v)     The Lessee under any such New Lease
                  shall be liable to perform the obligations imposed on the Lessee by such New Lease only during the period such person has ownership of such Leasehold
                  Estate.

                           (i)      New Lease Priorities

                  If more than one Leasehold Mortgagee shall request a New Lease pursuant to subsection (h)(i) of this Section
19, Lessor shall enter into such New Lease with the Leasehold Mortgagee whose Leasehold Mortgage is prior in lien, or with the designee of such Leasehold Mortgagee.
Lessor, without liability to Lessee or any Leasehold
Mortgagee with an adverse claim, may rely upon a mortgagee title insurance policy issued by a responsible title insurance company doing business within the state in which the Leased Premises are located as the basis for determining the appropriate Leasehold Mortgagee who is entitled to such New Lease.

                           (j)      Leasehold Mortgagee Need Not Cure
                  Specified Defaults

                  Nothing herein contained shall require any Leasehold Mortgagee or its designee as a condition to its exercise of right hereunder to cure any default of Lessee not reasonably susceptible of being cured by such Leasehold Mortgagee or its designee, or a subsequent owner of the Leasehold Estate through foreclosure hereof (including, without limitation, Sections 20(c) and 20(d)), in order to comply with the provisions of subsection (f) or (g) of this
Section 19, or as a condition of entering into the New Lease provided for by subsection (h) of this Section 19.

                           (k)      No Merger

                  So long as any Leasehold Mortgage is in existence, unless all Leasehold Mortgagees shall otherwise expressly consent in writing, the fee title to the Leased Premises and the Leasehold Estate of Lessee therein created by this Lease shall not merge but shall remain separate and distinct, notwithstanding the acquisition of said fee title and said
Leasehold Estate by Lessor or by Lessee or by a third party, by purchase or otherwise.

                           (l)      Future Amendments

                  In the event Lessee seeks to mortgage its Leasehold Estate, Lessor agrees to amend this Lease from time to time to the extent reasonably requested by an Institutional Lender proposing to make Lessee a loan secured by a first lien upon Lessee's Leasehold Estate, provided that such proposed amendments do not materially and adversely affect the rights of Lessor or its interest in the Leased Premises. All reasonable expenses incurred by Lessor in connection with any such amendment shall be paid by Lessee.

                           (m)      Estoppel Certificate

                  Lessor shall, without charge, at any time and from time to time hereafter, but not more frequently than twice in any one-year period (or more frequently if such request is made in connection with any sale or mortgaging of Lessee's Leasehold interest or permitted subletting by

Lessee), within 10 days after written request of Lessee to do so, certify by written instrument duly executed and acknowledged to any Leasehold Mortgagee or purchaser, or proposed Leasehold Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request:
(A) as to whether this Lease has been supplemented or amend ed, and if so, the substance and manner of such supplement or amendment; (B) as to the validity and force and effect of this Lease, in accordance with its tenor; (C) as to the existence of any default hereunder; (D) as to the existence of any offsets, counterclaims or defenses hereto on the part of the Lessee; (E) as to the commencement and expiration dates of the term of this Lease; and (F) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by the Lessee and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the Lessor.

                           (n)      Notices

                  Notices from Lessor to the Leasehold Mortgagee shall be mailed or personally delivered to the address furnished Lessor pursuant to subsection (b) of this Section
19, and those from the Leasehold Mortgagee to Lessor shall be mailed or personally delivered to the address designated pursuant to the provisions of Section 26 hereof. Such notices, demands and requests shall be given in the manner described in Section 26 and shall in all respects be governed by the provisions of that Section.

                           (o)      Erroneous Payments

                  No payment made to Lessor by a Leasehold Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to Lessor pursuant to Lessor's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided he shall have made demand therefor not later than one year after the date of its payment.

                           (p)      Performance of Leasehold Mortgagee

                  Leasehold Mortgagee shall have the right, but not the obligation, at any time prior to termination of this Lease to pay all rents due hereunder, to effect any insurance, to pay any taxes or assessments, to make any repair or improvements or otherwise to do any act or thing required of the Lessee hereunder or necessary or proper to prevent the termination of this Lease, and Leasehold

Mortgagee is authorized to enter the Leased Premises for any such purpose. All such acts and things shall be effective to prevent a termination of this Lease as if done by Lessee instead of Leasehold Mortgagee.

                           (q)      Survival

                  The provisions of this section 19 shall survive any termination of this Lease.

                  20. Events of Default; Termination. If any one or more of the following events ("Events of Default") shall occur:

                           (a) if Lessee shall fail to pay any rent and such failure shall continue for more than twenty
                  (20) days after notice thereof from Lessor; or

                           (b)      if Lessee shall fail to perform or
                  comply with any term hereof, such failure shall continue for more than 90 days after notice thereof from Lessor, and Lessee shall not, subject to Unavoidable Delays, within such period commence with due diligence and dispatch the curing of such default, or, having so commenced, shall thereafter fail or neglect, for reasons other than Unavoidable Delays, to prosecute or complete with due diligence and dispatch the curing of such default; or

                           (c)      if Lessee shall make a general
                  assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or shall fail seasonably to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its properties; or

                           (d)      if, within 90 days after the
                  commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within 90 days after the appointment without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of any material part of its properties, such appointment shall not have been vacated;

then, and in any such event (regardless of the tendency of any proceeding which has or might have the effect of preventing Lessee from complying with the terms of this Lease), Lessor, at any time thereafter may give a written termination notice to Lessee, and, subject to Section 19, on the date specified in such notice this Lease shall terminate and, the Lease Term shall expire and terminate by limitation, and all rights of Lessee under this Lease shall cease, unless before such date (i) all arrears of Rent, (together with interest thereon at the rate of 10% per annum) and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by or on behalf of Lessor hereunder, shall have been paid by Lessee, and (ii) all other defaults at the time existing under this Lease shall have been fully remedied to the reasonable satisfaction of Lessor.

                  21. No Waiver, etc., by Lessor or Lessee. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no submission by Lessee or acceptance by Lessor of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall effect or alter this Lease, which shall continue in full force and effect, or the respective rights of Lessor or Lessee with respect to any other then existing or subsequent breach. No foreclosure, sale or other proceeding under any Mortgage or any other mortgage with respect to the Leased Premises shall discharge or otherwise affect the obligations of Lessee hereunder.

                  22. Acceptance of Surrender. No modification, termination or surrender of this Lease or surrender of the Leased Premises or any part thereof whether pursuant to Sections 15 or 16 or otherwise, or of any interest therein by Lessee shall be valid or effective unless agreed to and accepted in writing by Lessor and First Mortgagee, if any, and no act by any representative or agent of Lessor or First
Mortgagee, other than such a written agreement and acceptance by Lessor and First Mortgagee, shall constitute an acceptance thereof.

                  23. Estoppel Certificate by Lessee. Lessee will execute, acknowledge and deliver to Lessor, promptly upon request, a certificate certifying that (a) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications), (b) the dates, if any, to which Rent, has been paid, and (c) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate. Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any part thereof.

                  24. End of Lease Term. Upon the expiration or, other termination of the term of this Lease, Lessee shall quit and surrender to Lessor the Leased Premises ordinary wear and tear and damage by fire and other casualty excepted, and shall remove all Lessee's Equipment therefrom.

                  25. Provisions Subject to Applicable Law. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Lease invalid, unenforceable or not entitled to be recorded under any applicable law. If any term of this Lease shall be held to be invalid, illegal or unenforceable, the validity of the other terms of this Lease shall in no way be affected thereby.

                  26. Notices, etc. All notices and other communi cations hereunder shall be in writing and shall be deemed to have been given when mailed by first class registered or certified mail, postage prepaid, or personally delivered addressed (a) if to Lessee, 2000 Southbridge Parkway, Suite
200, Birmingham, Alabama 35209, with a copy to the Leased
Premises, or at such other address as Lessee shall have furnished in writing to Lessor, or (b) if the Lessor, at 7600 N.W. 23rd St., Bethany, Oklahoma or at such other address as Lessor shall have furnished in writing to Lessee.

                  27. Easements. If requested by Lessee, Lessor will join in any easements, licenses, plats or restrictions determined by Lessee to be necessary or desirable for the operation of the Lease Premises; provided, however, the form of any such instruments is subject to the approval of Lessor which will not be unreasonably withheld or delayed.

                  28. Assignment. The Lessee shall have the right to assign this Lease, with the consent of the Lessor, which shall not be unreasonably withheld or delayed, to any transferee of substantially all of Lessee's assets
(including the Lessee's rights under the Management
Agreement if still in effect) provided such transferree expressly assumes, by writing delivered to Lessor, all of the obligations of the transferring party under this Lease.

                  29. Miscellaneous. This Lease may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. The headings in this Lease are for purposes of reference only and shall not limit or define the meaning hereof. This Lease may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument. In the event of a conflict between the terms of this Lease and the terms of the City
Lease or the Contract, the terms of this Lease shall control. City joins in this Lease as owner of the Leased
Premises to lease the Leased Premises to Lessee and to evidence its approval of and ratify the terms and provisions hereof, however, nothing herein contained shall create an indebtedness of the City.

                  IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed and their respective seals to be hereunto affixed and attested by their respective officers thereunto duly authorized.


                                                   BETHANY PSYCHIATRIC HOSPITAL,
                                                   INC.,
ATTEST:                                            an Oklahoma corporation



                                                   By:
Its Assistant Secretary                                Its President

                                                   BETHANY GENERAL HOSPITAL
                                                   By: THE HOSPITAL BOARD OF
ATTEST:                                            THE CITY OF BETHANY, OKLAHOMA



                                                    By:
Its Secretary                                          Its Chairman

                                                   THE CITY OF BETHANY, OKLAHOMA
ATTEST:


                                                    By:
Its Clerk                                              Its Mayor


                                                     THE BETHANY HOSPITAL TRUST,
ATTEST:                                              a Public Trust



                                                    By:
Its Secretary                                          Its Chairman

STATE OF ALABAMA)
                   )ss.
COUNTY OF JEFFERSON)

                  The foregoing instrument was acknowledged before me this ______ day of _________, 1986, by Charles A. Speir, as President of Bethany Psychiatric Hospital, Inc., an
Oklahoma corporation, on behalf of the corporation.



                                                          Notary Public

My Commission Expires:



(SEAL)




STATE OF OKLAHOMA )
                  ) ss.
COUNTY OF OKLAHOMA)

                  The foregoing instrument was acknowledged before me this _____ day of ________, 1985, by ______________ as
_______________ of The Hospital Board of the City of
Bethany, Oklahoma, on behalf of Bethany General Hospital.



                                                            Notary Public

My Commission Expires:



(SEAL)

STATE OF OKLAHOMA)
                  ) ss.
COUNTY OF OKLAHOMA)

                  The foregoing instrument was acknowledged before me this _____ day of _________, 1985, by _________________
as _______________, Chairman of The Bethany Hospital Trust, a public trust, on behalf of the Trust.



                                                           Notary Public

My Commission Expires:



(SEAL)





STATE OF OKLAHOMA)
                  ) ss.
COUNTY OF OKLAHOMA)

                  The foregoing instrument was acknowledged before me this _____ day of _______, 1985, by ______________ as
_______________ of The City of Bethany, Oklahoma, on behalf of The City of Bethany, Oklahoma.



                                                            Notary Public

My Commission Expires:



(SEAL)

                                                                    EXHIBIT "A"










                                   Schedule A


                  A part of the Northwest Quarter (NW/4) of Section TWENTY-NINE (29), Township TWELVE (12) North, Range FOUR (4)
West of the Indian Meridian, more particularly described as follows, to-wit: Beginning at a point in the North line of said Northwest Quarter (NW/4) 685 feet West of the Northeast corner of said Northwest Quarter (NW/4) for the point or place of beginning; thence South and at right angles to the North line of said Northwest Quarter (NW/4) a distance of 50 feet to the point of a curvature; thence to the left along the arc of a curve having a radius of 775.06 feet for a distance of 533.35 feet to the point of a reverse curve;
thence to the right and along an arc of a curve having a radius of 707.78 feet for a distance of 198.69 feet to the point of a compound tangency; thence Southwesterly and to the right along the arc of the curve having a radius of
329.36 feet for a distance of 134.18 feet to the point of a tangency; thence West and parallel with the North line of said Northwest Quarter (NW/4) a distance of 735 feet to the point of a curvature; thence to the right and along the arc of a curve having a radius of 444.71 feet for a distance of
39.33 feet to the point of a compound tangency; thence
Northeasterly and to the right along the arc of a curve having a radius of 379.66 feet for a distance of 195.56 feet to the point of a reverse curve; thence to the left along the arc of a curve having a radius of 770.95 feet for a distance of 551.77 feet to the point of a tangency; thence
North and at right angles to the North line of said
Northwest Quarter (NW/4) a distance of 50 feet to a point on the North line of said Northwest Quarter (NW/4) 1,085 feet
West of the Northeast corner of said Northwest Quarter
(NW/4); thence East along the North line of said Northwest
Quarter (NW/4) a distance of 400 feet to the point or place of beginning.

(NOTE: Subject to requirement No. 6)

                                                                    EXHIBIT "B"










                                December 20, 1985

                       LEGAL DESCRIPTION of property from
                    Bethany General Hospital Tract for use as
                            Psychiatric Ward Addition


         A part of the Northwest Quarter (NW 1/4) of Section
Twenty-nine (29), Township Twelve (12) North, Range Four (4)
West of the Indian Meridian, more particularly described as follows, to wit:

         COMMENCING at a point in the North line of said
         Northwest Quarter (NW 1/4) 685.00 feet West of the
         Northeast corner of said Northwest Quarter (NW 1/4);
         THENCE South and at right angles to the North line of said Northwest Quarter (NW 1/4) a distance of 50.00 feet to the point of a curvature; THENCE to the left along the arc of a curve having a radius of 775.06 feet for a distance of 533.35 feet to the point of a reverse curve; THENCE to the right and along an arc of a curve having a radius of 707.78 feet for a distance of 198.69 feet to the point of a compound tangency; THENCE South westerly and to the right along the arc of a curve having a radius of 329.36 feet for a distance of 134.18 feet to the point of a tangency; THENCE West and parallel with the North line of said Northwest Quarter
         (NW 1/4) a distance of 521.84 feet; THENCE North 74.19 feet to the point of BEGINNING; THENCE North 00 degrees 00'00" East a distance of 168.00 feet; THENCE North 90 degrees 00'00" West a distance of 6.50 feet; THENCE North 00 degrees 00'00" East a distance of 26.00 feet to a point on the South building line of the Bethany General Hospital, THENCE
         North 90 degrees 00'00" West along said South building line a distance of 61.59 feet; THENCE South 00 degrees 00'00" West a distance of 25.17 feet; THENCE North 90 degrees 00'00" West a distance of 24.33 feet; THENCE South 00 degrees 00'00" West a distance of 37.25 feet; THENCE North 90 degrees 00'00" West a distance of 12.00 feet; THENCE South 00 degrees 00'00" West a distance of 25.00 feet; THENCE South 90 degrees 00'00" East a distance of 12.00 feet; THENCE South 00 degrees 00'00" West a distance of 21.75 feet; THENCE South 90 degrees 00'00" East a distance of 27.08 feet; THENCE South 00 degrees 00'00" West a distance of 84.83 feet; THENCE South 90 degrees 00'00" East a distance of 65.33 feet to the point or place of BEGINNING containing 15149.92 square feet or .3478 acres more or less.

                                                                     EXHIBIT "C"










                                December 20, 1985

                       LEGAL DESCRIPTION of property from
                    Bethany General Hospital Tract for use as
                            Psychiatric Ward Addition
                                   Parking Lot


         A part of the Northwest Quarter (NW 1/4) of Section
Twenty-nine (29), Township Twelve (12) North, Range Four (4)
West of the Indian Meridian, more particularly described as follows, to wit:

         COMMENCING at a point in the North line of said
         Northwest Quarter (NW 1/4) 685.00 feet West of the
         Northeast corner of said Northwest Quarter (NW 1/4);
         THENCE South and at right angles to the North line of said Northwest Quarter (NW 1/4) a distance of 50.00 feet to the point of a curvature; THENCE to the left along the end of a curve having a radius of 775.06 feet for a distance of 533.35 feet to the point of a reverse curve; THENCE to the right and along an arc of a curve having a radius of 707.78 feet for a distance of 198.69 feet to the point of a compound tangency; THENCE South westerly and to the right along the arc of a curve having a radius of 329.36 feet for a distance of 134.18 feet to the point of a tangency; THENCE West and parallel with the North line of said Northwest Quarter
         (NW 1/4) a distance of 614.26 feet; THENCE North 118.70 feet to the point of BEGINNING; THENCE North 00 degrees 00'00" East a distance of 62.02 feet; THENCE North 90 degrees 00'00" West a distance of 12.00 feet; THENCE North 00 degrees 00'00" East a distance of 25.00 feet; THENCE South 90 degrees 00'00" East a distance of 12.00 feet; THENCE North 00 degrees 00'00" East a distance of 36.50 feet; THENCE North 90 degrees 00'00" West a distance of 40.39 feet to a point on the East Right-of-way line of Thompkins Avenue; THENCE
         Southwesterly along said Right-of-way line on a curve to the right having a radius of 800.95 feet a distance of 100.25 feet having a chord length and bearing of
         100.18 feet South 37 degrees 25'16" West to a point of a reverse curve; THENCE on a curve to the left having a radius of 349.66 feet a distance of 54.75 feet having a chord length and bearing of 54.70 feet South 36 degrees 31'15" West; THENCE South 90 degrees 00'00" East a distance of 133.82 feet to the point or place of BEGINNING containing
         10440.29 square feet or .2397 acres more or less.